Filed pursuant to Rule 497(a)

Registration No. 333-223986

Rule 482ad

TPG Specialty Lending, Inc.

4.50% Convertible Notes due 2022

PRICING TERM SHEET

Dated June 14, 2018

The following sets forth the final terms of the 4.50% Convertible Notes due 2022 and should only be read together with the preliminary prospectus supplement dated June 14, 2018, together with the accompanying prospectus dated May 21, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	TPG Specialty Lending, Inc. (“TSL”)

Ticker / Exchange:	TSLX / The New York Stock Exchange (“NYSE”)

Title of securities:	4.50% Convertible Notes due 2022 (the “Notes”)

Aggregate principal amount offered:	$50,000,000

Offering price:	The Notes will be issued at a price of 100.5% of their principal amount, plus accrued interest from February 1, 2018

Over-allotment option:	$7,500,000 principal amount of Notes

Fungibility:	The Notes will form a single series and be fungible with the $115,000,000 aggregate principal amount of the Company’s outstanding 4.50% Convertible Notes due 2022. After giving effect to the issuance of the Notes, there will be $165,000,000 aggregate principal amount (or $172,500,000 if the underwriters’ over-allotment option to purchase up to an additional $7,500,000 principal amount of Notes is exercised in full) of the Company’s 4.50% Convertible Notes due 2022 outstanding.

Net proceeds	$49.1 million (or approximately $56.6 million if the underwriters fully exercise their over-allotment option), in each case after deducting discounts and commissions and estimated offering expenses.

Annual interest rate:	4.50% per year

NYSE Last Reported Sale Price on June 13, 2018:	$18.16 per share of TSL common stock

Initial conversion price:	Approximately $21.05 per share of TSL common stock

Initial conversion rate:	47.5093 shares of TSL common stock per $1,000 principal amount of the Notes

Interest payment dates:	February 1 and August 1

Maturity date:	August 1, 2022, unless earlier repurchased or converted

Joint book-running managers:	J.P. Morgan Securities LLC Goldman Sachs & Co. LLC

Trade date:	June 15, 2018

Settlement date:	June 19, 2018

CUSIP:	87265K AD4

ISIN:	US87265KAD46

Ratings (S&P/Fitch)*:	BBB-/BBB-

Use of Proceeds:	To pay down debt under a revolving credit facility

Adjustment to conversion rate upon a make-whole fundamental change:	The table below sets forth the number of additional shares, if any, of TSL common stock to be added to the conversion rate per $1,000 principal amount of Notes that are converted in connection with a “make-whole fundamental change” as described in the Preliminary Prospectus, based on the stock price and effective date of the make-whole fundamental change.

Effective Stock Price
Effective Date	$18.56	$19.00	$20.00	$21.34	$22.00	$23.00	$24.00	$25.00	$26.00

February 1, 2017	7.0277	5.9013	3.7035	1.5722	0.8804	0.2578	0.0366	0.0000	0.0000
August 1, 2017	7.0277	6.0068	3.7905	1.6299	0.9227	0.2780	0.0425	0.0001	0.0000
August 1, 2018	7.0277	6.2508	3.9882	1.7584	1.0169	0.3224	0.0554	0.0012	0.0000
August 1, 2019	7.0277	6.4124	4.1058	1.8171	1.0538	0.3372	0.0594	0.0016	0.0000
August 1, 2020	7.0277	6.4291	4.0777	1.7472	0.9836	0.2925	0.0450	0.0004	0.0000
August 1, 2021	7.0277	6.0106	3.6160	1.3150	0.6387	0.1326	0.0084	0.0000	0.0000
August 1, 2022	7.0277	5.7800	3.1484	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case

•	If the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.

•	If the stock price is greater than $26.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

•	If the stock price is less than $18.56 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate per $1,000 principal amount of notes exceed 53.8793, subject to adjustment in the same manner as the conversion rate as set forth under “Description of Notes—Conversion Rate Adjustments” in the Preliminary Prospectus.

*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each securities rating should be evaluated independent of each other securities rating.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of TSL before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about TSL and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of TSL and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling J.P. Morgan Securities LLC at 212-834-4533 or Goldman Sachs & Co. LLC at 1-866-471-2526.

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